Jennison 20/20 Focus Fund

Supplement dated September 29, 2006 to

Prospectus and Statement of Additional Information dated April 3, 2006

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Changes in Investment Policies

To become Effective on or about September 29, 2006

At a recent meeting, the Board of Trustees of Jennison 20/20 Focus Fund (the Fund) approved an expansion of certain of the Fund’s investment policies. These changes, which are explained below, will become effective on or about September 29, 2006.

Currently, the Fund normally invests at least 80% of its total assets in up to 40 equity-related securities of U.S. companies that we believe have strong capital appreciation potential. Effective on or about September 29, 2006, this policy will change. To reflect this change, effective on or about September 29, 2006, the indicated sections of the Prospectus and Statement of Additional Information are revised:

Effective on or about September 29, 2006, the section of the Prospectus entitled “Risk/Return Summary—Investment Objectives and Principal Strategies” is revised by deleting the first paragraph in its entirety and substituting the following:

Our investment objective is long-term growth of capital. This means we seek investments whose prices will increase over several years. We normally invest at least 80% of the Fund's total assets in up to 40 equity and equity-related securities of companies that we believe have strong capital appreciation potential. The Fund's strategy is to combine the efforts of two portfolio managers, one growth portfolio manager and one value portfolio manager, who are each responsible for selecting the securities within their discipline. The strategy may result in the Fund holding up to 40 stocks in total, consisting of up to 20 growth and 20 value stocks. In a concentrated portfolio such as the Fund, prudent stock selection is especially important. We purchase stocks in which the portfolio managers have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term.

Effective on or about September 29, 2006, the section of the Prospectus entitled “How the Fund Invests—Investment Objectives and Policies is revised by deleting the second paragraph in its entirety and substituting the following:

In pursuing our objective, we normally invest at least 80% of the Fund's total assets in up to 40 equity and equity-related securities of companies that we believe have strong capital appreciation potential. The Fund's strategy is to combine the efforts of two portfolio managers, one growth portfolio manager and one value portfolio manager, who are each responsible for selecting the securities within their discipline. This strategy may result in the Fund holding up to 40 stocks in total, consisting of up to 20 growth and 20 value stocks. In a concentrated portfolio such as the Fund, prudent stock selection is especially important. We purchase stocks in which the portfolio managers have a high level of conviction for outperformance in the intermediate and long term with limited downside potential in the short term.

Effective on or about September 29, 2006, the section of Part I of the Statement of Additional Information entitled “Fund Classification, Investment Objectives & Policies” is revised by deleting the second paragraph in its entirety and substituting the following:

The Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund intends to invest primarily (at least 80% of its total assets) in up to 40 equity and equity-related securities of companies that are selected by the Fund's investment adviser (up to 20 equity-related securities by each of the Fund's portfolio managers) as having strong capital appreciation potential. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time use certain of the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

The Board also approved an expansion of the Fund’s investment policy with respect to investments in foreign securities. Currently, the Fund may invest up to 20% of total assets in foreign securities, although the Fund usually invests less than 10% of its total assets in foreign securities. Effective on or about September 29, 2006, the policy is revised, and the Fund may invest up to 35% of total assets in foreign securities. ADRs, ADSs or similar receipts and shares traded in U.S. markets are not considered to be foreign securities. To reflect this change, effective on or about September 29, 2006, the indicated sections of the Prospectus and Statement of Additional Information are revised:

The Foreign Securities” table appearing in the section of the Prospectus entitled “How the Fund Invests—Investment Risks” is amended to provide that the Fund may invest in “Foreign Securities (up to 35%; usually less than 10%).”

The section in Part II of the Statement of Additional Information entitled “Investment Risks and Considerations—Foreign Investment Risks” is amended to provide that Jennison 20/20 Focus Fund is permitted to invest up to 35% of its total assets in securities of foreign issuers, including money market instruments and debt and equity securities.

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